Exhibit 10.1

Date 4th December 2012

NAVIOS MARITIME PARTNERS L.P.

as Borrower

COMMERZBANK AG and DVB BANK SE

as Lenders

DVB BANK SE

as Joint-Arranger, Agent,

and Security Trustee

and

COMMERZBANK AG

as Joint-Arranger, Payment Agent,

and Account Bank

SUPPLEMENTAL AGREEMENT

in relation to a Facility Agreement

dated as of 31 July 2012

INCE & CO

PIRAEUS

Index

Clause		Page No

1	INTERPRETATION	3

2	UNDERTAKINGS	3

3	REPRESENTATIONS AND WARRANTIES	5

4	AMENDMENTS TO FACILITY AGREEMENT AND OTHER SECURITY DOCUMENTS	5

5	FURTHER ASSURANCES	6

6	FEES AND EXPENSES	6

7	NOTICES	7

8	SUPPLEMENTAL	7

9	LAW AND JURISDICTION	7

THIS AGREEMENT is made on 4th December 2012

BETWEEN

(1)	NAVIOS MARITIME PARTNERS L.P. as Borrower;

(2)	COMMERZBANK AG and DVB BANK SE as Lenders;

(3)	DVB BANK SE as Joint-Arranger, Agent and Security Trustee; and

(4)	COMMERZBANK AG as Joint-Arranger, Payment Agent and Account Bank.

BACKGROUND

(A)	By a Facility Agreement dated as of 31 July 2012 and made between the parties hereto the Lenders have made available to the Borrower a loan of up to USD290,450,000.

(B)	The Borrower has made a request to the Lenders that they agree to the termination of the Policy in respect of the Relevant Vessels and to amend certain terms of the Facility Agreement, and this Agreement sets out the terms and conditions on which the Lenders agree thereto.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Facility Agreement and the other Security Documents shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Facility Agreement” means the Facility Agreement referred to in Recital (A); and

“Policy Undertaking Assignment” means the deed of assignment of the Policy Undertaking to be executed by the Borrower in favour of the Security Trustee in such form as the Agent and the Majority Lenders may require in their sole discretion.

Words and expressions advised in the Schedule to this Agreement shall have the meanings given to them therein as if set out in full in this Clause 1.2

1.3	Application of construction and Interpretation provisions of Facility Agreement. Clauses 1.3 to 1.6 (inclusive) of the Facility Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE LENDERS

2.1	Lenders’ consent. The Lenders hereby agree to the termination of the Policy in respect of the Relevant Vessels on condition that:

2.1.1	the Agent, or its authorised representative, has received the documents and evidence specified in Clause 3.1 in form and substance satisfactory to the Agent (acting on the instructions of the Majority Lenders); and

2.1.2	the representations and warranties contained in clause 4 are then true and correct as if each was made with respect to the facts and circumstances existing at such time.

3	CONDITIONS PRECEDENT

3.1	Conditions precedent. The conditions referred to in Clause 2.1.1 are that the Agent shall have received the following documents:

(a)	Corporate documents

Certified Copies of all documents which evidence or relate to the constitution of the Borrower and its current corporate existence;

(b)	Corporate authorities

(i)	Certified Copies of resolutions of the directors of the Borrower approving this Supplemental Agreement and the Policy Undertaking Assignment and authorising the execution and delivery thereof and performance of the Borrower’s obligations thereunder, additionally certified by an officer of the Borrower as having been duly passed at a duly convened meeting of the directors of the Borrower and not having been amended, modified or revoked and being in full force and effect; and

(ii)	originals or Certified Copies of any powers of attorney issued by the Borrower pursuant to such resolutions

(c)	Certificate of incumbency

a list of directors and officers of the Borrower, specifying the names and positions of such persons, certified by an officer of the Borrower to be true, complete and up to date;

(d)	Prepayment

evidence acceptable to the Banks that the Borrower has made or will, no later than 14 December 2012, make a prepayment of the Loan in the amount of USD24,600,000 (which the Borrower hereby agrees and instructs shall be applied in reducing the repayment instalments (i) due on the next 5 Repayment Dates by USD2,700,000 each, and (ii) due on the next 15 Repayment Dates thereafter by USD740,000 each);

(e)	Policy Undertaking Assignment

the Policy Undertaking Assignment duly executed and delivered and counterpart originals of duly executed notices of assignment required by the terms of the Policy Undertaking Assignment and in the form prescribed by the Policy Undertaking Assignment and any other documents required to be delivered pursuant thereto;

(f)	London agent

documentary evidence that the agent for service of process named in clause 19 of the Facility Agreement has accepted its appointment in respect of this Agreement and the Policy Undertaking Assignment;

(g)	Acknowledgment

an acknowledgement (in a letter or otherwise) signed by each Security Party (other than the Borrower) in such form as the Agent and the Majority Lenders may require in their sole discretion acknowledging the terms of this Agreement; and

(h)	Further opinions, etc

any further opinions, consents, agreements and documents in connection with this Agreement and the Security Documents which the Agent (acting on the instructions of the Majority Lenders) may request by notice to the Borrower.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Facility Agreement representations and warranties. The Borrower represents and warrants to each Lender that the representations and warranties in Clause 7 of the Facility Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER SECURITY DOCUMENTS

5.1	Specific amendments to Facility Agreement. With effect on and from the date hereof the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	by adding after the words “the Shares Pledges” in the definition of “Security Documents” in Clause 1.2 the words “, the Policy Undertaking Assignment”;

(b)	by deleting Clause 4.7.2 and replacing it with:

“4.7.2 Any amounts prepaid pursuant to clause 4.2 shall be applied against the Loan in reducing the repayment instalments pro rata or in such manner and order as shall be agreed between the parties hereto, and in the absence of such agreement, in such manner and order as the Lenders shall require.”;

(c)	by adding at the end of Clause 14.3.2 the words “and any amount standing to the Credit of the Retention Account shall be applied only towards making any payment in respect of the Loan and interest or any prepayment of the Loan”;

(d)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

5.2	Amendments to Security Documents. With effect on and from the date of this Agreement each of the Security Documents other than the Facility Agreement, shall be, and shall be deemed by this Agreement to be, amended so that the definition of, and references throughout each of the Security Documents to, the Facility Agreement shall be construed as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

5.3	Security Documents to remain in full force and effect.

The Security Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Security Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Borrower’s obligation to execute further documents etc. The Borrower shall, and shall procure that any other party to any Security Document shall:

(a)	execute and deliver to the Agent (or as it may direct, acting on the instructions of the Majority Lenders) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may (acting on the instructions of the Majority Lenders), in any particular case, specify,

(b)	effect any registration or notarisation, give any notice or take any other step, which the Agent may (acting on the instructions of the Majority Lenders), by notice to the Borrower or other party, reasonably specify for any of the purposes described in Clause 5.2 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Lenders intended should be created by or pursuant to the Facility Agreement or any other Security Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

6.3	Terms of further assurances. The Agent (acting on the instructions of the Majority Lenders) may specify the terms of any document to be executed by the Borrower or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Majority Lenders reasonably consider appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrower shall comply with a notice under Clause 5.1 by the date specified in the notice.

6.5	Additional corporate action. At the same time as the Borrower or any other party delivers to the Agent any document executed under Clause 6.1(a), the Borrower or such other party shall also deliver to the Agent a certificate signed by 2 of the Borrower’s or that other party’s directors which shall:

(a)	set out the text of a resolution of the Borrower’s or that other party’s directors specifically authorising the execution of the document specified by the Agent (acting on the instructions of the Majority Lenders), and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower’s or that other party’s articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Expenses. The provisions of Clause 5 (Fees and Expenses) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	NOTICES

8.1	General. The provisions of clause 17 (Notices and other matters) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts. This Agreement may be executed in any number of counterparts.

9.2	Third party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Governing law. This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Facility Agreement provisions. The provisions of Clauses 18 and 19 (Governing Law and Jurisdiction) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

SIGNED as a deed by VASILIKI PAPAEFTHYMIOU	)
for and on behalf of	)
NAVIOS MARITIME PARTNERS L.P.	)
(as Borrower under and pursuant to	) /s/ Vasiliki Papaefthymiou
a power of attorney dated	)
30 November 2012))

SIGNED by ROBIN PARRY	)
for and on behalf of	) /s/ Robin Parry
COMMERZBANK AG	)
(as a Lender))

SIGNED by ROBIN PARRY	)
for and on behalf of	)
DVB BANK SE	) /s/ Robin Parry
(as a Lender))

SIGNED by ROBIN PARRY	)
for and on behalf of	)
DVB BANK SE	) /s/ Robin Parry
(as Joint-Arranger, Agent	)
and Security Trustee))

SIGNED by ROBIN PARRY	)
for and on behalf of	)
COMMERZBANK AG	) /s/ Robin Parry
(as Joint-Arranger, Account Bank,	)
and Payment Agent))

Witness to all the above	) /s/ Anthony Paizes
Signatures:	)
Name:
Address:
47-49 Akti Miaouli
Piraeus, Greece

SCHEDULE

“Policy” means the Insurance Policy number 79.761 dated 10 October 2007 written by Office National Du Ducroire of Brussels, Belgium (“ONDD”) to cover non-payment of charterhire by any charterer in relation to certain Vessels;

“Policy Undertaking” means the deed of undertaking dated as of 15 November 2012 made by Navios Holdings in favour of the Borrower whereby Navios Holdings undertakes to pay to the Borrower any amount which would, but for the termination of the Policy in respect of the Relevant Vessels, have been payable by ONDD under or pursuant to the Policy in respect of any of the Relevant Vessels; and

“Relevant Vessel” means each of:

(i)	“NAVIOS ALDEBARAN”;

(ii)	“NAVIOS ALEGRIA”;

(iii)	“NAVIOS AURORA II”;

(iv)	“NAVIOS HOPE”;

(v)	“NAVIOS FANTASTIKS”;

(v)	“NAVIOS FELICITY”;

(vi)	“NAVIOS GALAXY”;

(vii)	“NAVIOS GEMINI S”; and

(viii)	“NAVIOS MELODIA”.

We on this 4th day of December 2012 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Supplemental Agreement and agree in all respects to the same and confirm that the Security Documents to which we are respectively a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Facility Agreement (as amended by the Supplemental Agreement) and shall, without limitation, secure the Loan.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
NAVIOS MARITIME OPERATING L.L.C.	NAVIOS SHIPMANAGEMENT INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
LIBRA SHIPPING ENTERPRISES	ALEGRIA SHIPPING CORPORATION
CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
FANTASTIKS SHIPPING CORPORATION	FELICITY SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
GALAXY SHIPPING CORPORATION	GEMINI SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
AURORA SHIPPING ENTERPRISES LTD.	HYPERION ENTERPRISES INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
SAGITTARIUS SHIPPING CORPORATION	PALERMO SHIPPING S.A.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
CHILALI CORP.	SURF MARITIME CO.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
ALDEBARAN SHIPPING CORPORATION	PROSPERITY SHIPPING CORPORATION

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
CUSTOMIZED DEVELOPMENT S.A.	PANDORA MARINE INC.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
KOHYLIA SHIPMANAGEMENT S.A.	ORBITER SHIPPING CORP.

/s/ Vasiliki Papaefthymiou
VASILIKI PAPAEFTHYMIOU
For and on behalf of
JTC SHIPPING & TRADING LTD